Commitments and Contingencies - Schedule of Future Minimum Lease Payments Including Interest Due Under Capital Lease Obligation (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Schedule Of Capital Leases Future Minimum Payments Due [Line Items]
2013	$ 134	$ 225
2014	16	16
Total minimum lease payments	150	241
Less: amount representing interest	4	8
Present value of minimum lease payments	146	233
Less: current portion	146	217	292
Capital lease liability, net of current portion		$ 16